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                                                                    EXHIBIT 99.3

                          NOTICE OF GUARANTEED DELIVERY
                                 WITH RESPECT TO
               10-1/2% SENIOR SUBORDINATED NOTES DUE 2004 SERIES A
                           OF AMERISTAR CASINOS, INC.


THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 10-1/2% SENIOR SUBORDINATED NOTES DUE 2004 SERIES A (THE "OLD NOTES") OF AMERISTAR CASINOS, INC., A NEVADA CORPORATION (THE "COMPANY") WHO WISHES TO TENDER OLD NOTES PURSUANT TO THE EXCHANGE OFFER, AS DEFINED IN THE PROSPECTUS DATED NOVEMBER 10, 1997 (THE "PROSPECTUS") OF THE COMPANY AND CACTUS PETE'S, INC., A NEVADA CORPORATION ("CPI"), AMERISTAR CASINO VICKSBURG, INC., A MISSISSIPPI CORPORATION ("ACVI"), AMERISTAR CASINO COUNCIL BLUFFS, INC., AN IOWA CORPORATION ("ACCBI"), AMERISTAR CASINO LAS VEGAS, INC., A NEVADA CORPORATION ("ACLVI"), A.C. FOOD SERVICES, INC., A NEVADA CORPORATION ("ACFSI"), AND AC HOTEL CORP., A MISSISSIPPI CORPORATION ("ACHC"; THE COMPANY, CPI, ACVI, ACCBI, ACLVI, ACFSI AND ACHC BEING COLLECTIVELY REFERRED TO HEREIN AS THE "ISSUERS") AND (I) WHOSE OLD NOTES ARE NOT IMMEDIATELY AVAILABLE OR (II) WHO CANNOT DELIVER SUCH OLD NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (III) WHO CANNOT COMPLY WITH THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.

                             AMERISTAR CASINOS, INC.

                          NOTICE OF GUARANTEED DELIVERY

            To: First Trust National Association, the Exchange Agent

    By Mail:                                 By Hand:

    First Trust National Association         First Trust National Association
    180 East Fifth Street                    180 East Fifth Street
    St. Paul, Minnesota  55101               4th Floor Bond Drop Window
    Attention:  Specialized Finance          St. Paul, Minnesota  55101
                Department                   Attention:  Specialized Finance
                                                         Department
    By Facsimile:
    (612) 244-1537                                             or

    Confirm by Telephone:                    First Trust New York
    (612) 244-1197                           100 Wall Street
                                             20th Floor
                                             New York, New York  10005


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


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               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:


CERTIFICATE NUMBER(S) (IF AVAILABLE)                                PRINCIPAL AMOUNT TENDERED






NAME(S) OF RECORD HOLDER(S)                                         ADDRESS(ES) OF RECORD HOLDER(S)
                                                                    (INCLUDING ZIP CODE(S))







IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER TO THE        AREA CODE AND TELEPHONE NUMBER(S)
DEPOSITORY TRUST COMPANY ("DTC"), PROVIDE DTC ACCOUNT NO.           OF RECORD HOLDER(S)






DATE____________________                                            SIGNATURE(S)
                                                                    __________________________________

                                                                    __________________________________


All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third (3rd) New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).

                                SIGN HERE       ________________________________

                                NAME OF FIRM    ________________________________

                                AUTHORIZED
                                SIGNATURE       ________________________________

                                NAME
                                (PLEASE PRINT)  ________________________________

                                ADDRESS
                                AND ZIP CODE    ________________________________


                                AREA CODE AND
                                TELEPHONE NO.   ________________________________


                                DATE:           ________________________________

DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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                                  INSTRUCTIONS

         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Issuers.

         2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered holder(s) appear(s) on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.


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